UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                               RIMAGE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

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          4)   Date Filed:

________________________________________________________________________________

                               RIMAGE CORPORATION
                          7725 Washington Avenue South
                          Minneapolis, Minnesota 55439
                                 (952) 944-8144

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21, 2002

                              --------------------

TO THE SHAREHOLDERS OF
RIMAGE CORPORATION:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Rimage Corporation, a Minnesota corporation, will be held on Tuesday, May 21, 2002, at 3:30 p.m. (Minneapolis time), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, for the following purposes:

         1.       To elect seven directors of the Company for the coming year.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of record of Rimage Corporation's Common Stock at the close of business on April 8, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                                        By Order of the Board of Directors



                                        Bernard P. Aldrich
                                        President and Chief Executive Officer

April 20, 2002

--------------------------------------------------------------------------------
             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
          PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                               RIMAGE CORPORATION
                          7725 Washington Avenue South
                          Minneapolis, Minnesota 55439
                                 (952) 944-8144

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited on behalf of the Board of Directors of Rimage Corporation (the "Company" or "Rimage") for use at the Annual Meeting of Shareholders to be held on May 21, 2002, at 3:30 p.m. at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota, and at any adjournments thereof. The cost of solicitation, including the cost of preparing and mailing the Notice of Annual Shareholders' Meeting and this Proxy Statement, will be paid by the Company. Representatives of the Company may, without cost to the Company, solicit proxies for the management of the Company by means of mail, telephone or personal calls.

         Shares of the Company's common stock, $.01 par value (the "Common Stock"), represented by proxies in the form solicited, will be voted in the manner directed by a shareholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement, for approval of the other proposals contained in this Proxy Statement and for any other matters properly brought before the meeting. Shares voted as a "withhold vote for" one or more directors will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of the election of the directors with respect to which the shareholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to the matters voted on at the meeting.

         Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies' authority or a duly executed proxy bearing a later date.

         Only holders of record of Common Stock at the close of business on April 8, 2002 will be entitled to receive notice of and to vote at the meeting. On April 8, 2002, the Company had 8,653,799 shares of Common Stock outstanding. Each outstanding share is entitled to one vote on all matters presented at the meeting.

         So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the Annual Meeting. In the event that any other matters properly come before the Annual Meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

         A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, is being furnished to each shareholder with this Proxy Statement. This Proxy Statement is being mailed to shareholders on or about April 20, 2002.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

         Seven persons have been nominated for election at the annual meeting:
Bernard P. Aldrich, Ronald R. Fletcher, Thomas F. Madison, Richard F. McNamara, Steven M. Quist, James L. Reissner, and David J. Suden. Each nominee is currently a director of the Company. All nominees elected at the Annual Meeting will serve until the next Annual Meeting or until their earlier death, resignation, removal, or disqualification. The persons named in the accompanying Proxy intend to vote the Proxies held by them in favor of the nominees named below as directors, unless otherwise directed. The affirmative vote of a majority of the voting shares represented at the meeting is required for the election of each director. Should any nominee for director become unable to serve as a director for any reason, the Proxies will be voted in accordance with the best judgment of the persons named therein. The Board of Directors has no reason to believe that any candidate will be unable to serve if elected.

         The following information is furnished with respect to each nominee as of April 8, 2002:

                                 PRINCIPAL OCCUPATION AND               DIRECTOR
     NAME AND AGE         BUSINESS EXPERIENCE FOR PAST FIVE YEARS        SINCE
     ------------         ---------------------------------------        -----

Bernard P. Aldrich    Director, Chief Executive Officer and President     1996
Age 52                of Rimage since December 1996. President from
                      January 1995 to December 1996 of several manufacturing companies controlled by Activar,
                      Inc., including Eiler Spring, Comfort Ride and
                      Bending Technologies. Director of Apogee
                      Enterprises, Inc.

Ronald R. Fletcher    Owner and President of Aurora Service               1987
Age 61                Corporation, a savings and loan holding company,
                      since 1982; Chairman of the Company from November 1992 to February 1998 and Chief
                      Executive Officer of the Company from September
                      1995 to November 1996.

Thomas F. Madison     President and Chief Executive Officer of MLM        2001
Age 66                Partners, a consulting and small business
                      investment company since January 1993; Chairman of Communications Holdings, Inc. from December
                      1996 to March 1999; Chairman of AetherWorks,
                      Inc. since August 1999; Vice Chairman and Chief
                      Executive Officer of Minnesota Mutual Life
                      Insurance Company from February 1994 to
                      September 1994. Director of Valmont Industries
                      Inc., Reliant Energy Minnegasco, ACI
                      Telecentrics, Digital River, Inc., Span Link
                      Communications, Lightning Rod Software, Inc. and
                      Delaware Group of Funds.

Richard F. McNamara   Chairman of the Board of the Company since          1987
Age 69                February 1998; Owner of Activar, Inc., a company
                      that provides management services to
                      corporations related to Activar, for more than five years; Owner of or partner in numerous private companies. Director of Venturian
                      Corporation, Dunwoody Institute, University of
                      Minnesota Foundation, TCF Financial Corporation,
                      Magstar Technologies, Inc. and a regent at the University of Minnesota.

Steven M. Quist       President of Cyberoptics Corporation since          2000
Age 56                February 1998, Chief Executive Officer of
                      Cyberoptics Corporation since March 2000 and a director of Cyberoptics Corporation since June
                      1991. President of Rosemount Inc., a subsidiary of Emerson Electric Co., and an employee of Rosemount from 1970 until 1998. Director of Data
                      I/O Corporation.

James L. Reissner     President of Activar, Inc., since January 1996      1998
Age 62                and Chief Financial Officer of Activar from 1992
                      until becoming President. Acted in various management and financial management capacities during the past twenty years, including Managing
                      Director of the Minnesota Region of First Bank
                      Systems, Inc., until 1990. Director of Intek,
                      Inc., Winland, Inc. and Magstar Technologies,
                      Inc.

David J. Suden        Chief Technology Officer of Rimage since            1995
Age 55                December 1996 and a director since September
                      1995; President of Rimage from October 1994 through November 1996; Vice
                      President-Development and Operations of Rimage from February 1991 to October 1994.

         The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

BOARD COMMITTEES AND ACTIONS

         During calendar year 2001, the Board of Directors met eight times. The Board of Directors has a Compensation Committee and an Audit Committee. During 2001, the Compensation Committee met two times and the Audit Committee met four times. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and senior management of the Company. The Compensation Committee also administers the Company's 1992 Stock Option Plan. The current members of the Compensation Committee are Messrs. Quist, Reissner and McNamara. The Audit Committee reviews the internal and external financial reporting of the Company, and reviews the scope of the independent audit. The members of the Audit Committee are Messrs. Quist, Reissner and Madison. The Board of Directors does not have a nominating committee. Each nominee for director attended at least 75% of the meetings of the Board and committees on which he served during 2001.

         Directors currently receive a fee of $2,500 for each meeting of the Board of Directors which they attend.

         At the 2001 Annual Meeting, the shareholders of the Company approved the 2001 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The Director Plan reserved a total of 75,000 shares of Common Stock for issuance to directors of the Company who are not also employees upon exercise of options granted to them under the Director Plan. Each non-employee director of the Company will receive an option to purchase 5,000 shares of Common Stock at each annual meeting of shareholders at which such director is elected or reelected beginning with the 2001 Annual Meeting. The exercise price of all options under the Director Plan will be equal to the fair market value (the closing sale price on the Nasdaq if so traded) of the Common Stock on the date of such annual meeting. All options granted under the Director Plan will be fully exercisable from the date of grant and will expire ten years from the date of grant. Options under the Director Plan are not transferable and expire upon removal of the director for gross or willful misconduct. Options remain exercisable for the remainder of their initial term if a director otherwise resigns. All options granted under the Director Plan are nonqualified stock options.

         The Company paid consulting fees to James Reissner, a director of the Company, for financial consulting services he provided to the Company. During the year ended December 31, 2001, the Company paid Mr. Reissner $50,000 under such arrangement.

         THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK REPRESENTED AT THE ANNUAL MEETING AND ENTITLED TO VOTE IS NECESSARY FOR ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE. PROXIES WILL BE VOTED IN FAVOR OF SUCH PROPOSAL UNLESS OTHERWISE INDICATED.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         THAT THE SHAREHOLDERS VOTE FOR
                          THE ELECTION OF EACH NOMINEE

                           --------------------------

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Current executive officers of the Company who are not also directors include the following:

         Kenneth J. Klinck, 55, started with the Company in June 1997 and has been Vice President, Sales and Marketing of the Company since September 1997 until becoming Executive Vice President, Sales on January 1, 2002. For the thirty-one years prior to joining the Company, Mr. Klinck was with Advance Machine Company, as Vice President of International Operations since October 1992, and prior to that time as President of Advance Machine's European Operations.

         Robert M. Wolf, 33, started with the Company in September 1997 and has been Treasurer of the Company since January 2000. From March 1995 until joining the Company, Mr. Wolf was a CPA and audit manager with Deloitte & Touche LLP. From December 1991 until March 1995, Mr. Wolf was a CPA with House, Nezerka & Froelich PA.

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and noncash compensation for each of the past three fiscal years earned by the Chief Executive Officer and by the other executive officers of the Company whose salary and bonus earned for 2001 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                        ---------------------------------------------
                                      ANNUAL COMPENSATION                      AWARDS                 PAYOUTS
                          --------------------------------------------  ---------------------  ----------------------
                                                             OTHER
                                                             ANNUAL     RESTRICTED                         ALL OTHER
         NAME AND                                            COMPEN-      STOCK                  LTIP       COMPEN-
   PRINCIPAL POSITION       YEAR      SALARY      BONUS     SATION(1)     AWARDS     OPTIONS    PAYOUTS    SATION(2)
------------------------  --------  ----------  ---------  -----------  ----------  ---------  ---------  -----------
Bernard P. Aldrich          2001     $220,712    $110,620     $17,500           --     20,000         --      $5,250
------------------          2000      206,000     140,620      12,500           --     20,000         --       5,250
Chief Executive Officer     1999      206,000     100,700      12,500           --     15,000         --       5,000
and President

David J. Suden              2001      200,712     110,604      15,000           --     20,000         --       5,250
--------------              2000      186,000     140,558      12,500           --     20,000         --       5,250
Chief Technology            1999      186,000     100,630      12,500           --     15,000         --       4,750
Officer

Kenneth J. Klinck           2001      177,825      35,573          --           --     10,000         --       5,250
-----------------           2000      189,533      45,592          --           --     10,000         --       5,250
Executive Vice President,   1999      165,020      35,574          --           --      7,500         --       3,773
Sales

Robert M. Wolf              2001       78,461      30,244          --           --     10,000         --       2,361
--------------              2000       70,942      30,221          --           --     10,000         --       2,128
Treasurer                   1999       65,885      20,000          --           --      3,750         --       1,977

----------------------
(1)  Represents directors' fees.
(2) Represents the Company's matching contributions under its 401(k) retirement savings plan.

STOCK OPTIONS

         The Company maintains a 1992 Stock Option Plan, as amended (the "Plan"). The Company may grant incentive stock options or nonqualified stock options to executive officers, directors and other employees and consultants of the Company under the Plan. The following table sets forth information with respect to options granted to the Named Executive Officers in 2001:

                              OPTION GRANTS IN 2001

                                                                        POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                      ANNUAL RATES OF STOCK PRICE APPRECIATION
                                                                                 FOR OPTION TERM(1)
                                                                     ------------------------------------------
                        OPTIONS    % OF TOTAL OPTIONS    EXERCISE
                        GRANTED        GRANTED TO        PRICE PER    EXPIRATION
        NAME              (#)      EMPLOYEES IN 2001      ($/SH)         DATE          5%($)          10%($)
---------------------  ---------  --------------------  -----------  ------------  -------------  -------------
Bernard P. Aldrich      20,000            9.8%             6.85         11/2/11        86,159        218,343
David J. Suden          20,000            9.8              6.85         11/2/11        86,159        218,343
Kenneth J. Klinck       10,000            4.9              6.85         11/2/11        43,079        109,171
Robert M. Wolf          10,000            4.9              6.85         11/2/11        43,079        109,171

----------------------
(1) These amounts represent the realizable value of the subject options ten years from the date of grant (the term of each option), without discounting to present value, assuming appreciation in the market value of the Company's common stock from the market price on the date of grant at the rates indicated. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

         The following table provides information with respect to stock options held at December 31, 2001, by the Named Executive Officers.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                         YEAR AND YEAR-END OPTION VALUES

                                                                                     VALUE OF UNEXERCISED
                          SHARES                        NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS AT
                        ACQUIRED ON      VALUE          OPTIONS AT YEAR-END(#)           YEAR-END($)(2)
        NAME             EXERCISE      REALIZED(1)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
---------------------  -------------  -------------  ---------------------------  ---------------------------
Bernard P. Aldrich         20,000         $169,533      223,126        19,999       $1,247,709      $16,933
David J. Suden                  0                0       78,126        19,999          263,642       16,933
Kenneth J. Klinck               0                0       81,251         9,999          406,884        8,466
Robert M. Wolf              2,880           17,933       21,821         9,999           50,325        8,466

----------------------
(1) Represents the difference between the option exercise price and the closing price of the Company's Common Stock as reported by Nasdaq on the date of exercise.
(2) Based on the difference between the December 31, 2001 closing price of $8.12 per share as reported on The Nasdaq Stock Market and the exercise price of the options.

RETIREMENT SAVINGS PLAN

         Rimage adopted a profit sharing and savings plan in 1991 under Section 401(k) of the Internal Revenue Code, which allows employees to contribute the lesser of (i) up to 16% of their pre-tax income to the plan or (ii) $10,500. The 401(k) Plan includes a discretionary matching contribution by the Company. These discretionary contributions totaled $167,715, $168,314 and $142,957 in 2001, 2000, and 1999, respectively.

CERTAIN TRANSACTIONS

         Rimage leases approximately 43,000 square feet of office, manufacturing and warehouse space from a corporation owned by Messrs. Fletcher and McNamara, pursuant to a lease dated September 1998. The lease expires on September 30, 2003. Rent is approximately $444,000 per year, including a pro rata share of operating costs. Management believes that the terms of this lease is no less favorable to Rimage than would have been obtained from a nonaffiliated third party for similar space.

REPORT OF THE COMPENSATION COMMITTEE

         This is a report of the Compensation Committee of the Board of Directors of the Company, which is comprised of Mr. Quist, Mr. Reissner and Mr. McNamara, each of whom is a non-employee director. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed to be filed under either such Act.

         The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the salaries, compensation and benefits of executive officers and senior management of the Company.

         The Company's policy with respect to the compensation of executive officers is based upon the following principles: (1) executive base compensation levels should be established by comparison of job responsibility to similar positions in comparable companies and be adequate to retain highly-qualified personnel and (2) variable compensation should be established to provide incentive to improve performance and shareholder value. In determining executive officers' annual compensation, the Compensation Committee considers the overall performance of the Company, as well as the particular executive officer's position at the Company and the executive officer's performance on behalf of the Company. Rather than applying a formulaic approach to determining annual compensation, the Compensation Committee uses various surveys of executive compensation for companies of a similar size in comparable industries as a basis for determining competitive levels of cash compensation.

         During 2001, salaries of executive officers, including the Company's Chief Executive Officer, were set at levels that recognized increased salary rates in the industry. The Company believes that such salaries approximate the salaries of similarly situated individuals at comparable companies. Mr. Aldrich's base salary was $220,712 in 2001 as compared to $206,000 in 2000. The increase in base salary of $14,712 represents a cost of living adjustment.

         Executive officers are also eligible for discretionary bonuses, which the Board of Directors awards based upon the Company's overall performance and the contribution to such performance made by the executive officers' areas of responsibility. For 2001, the Compensation Committee established performance goals upon which cash bonuses would be established. Based upon realization of such goals, the Compensation Committee and the Board granted Mr. Aldrich a $110,620 bonus for 2001. The Compensation Committee is establishing specific performance goals for 2002 upon which cash bonuses will be established.

         The Company provides long-term incentive to its executives, and ties a portion of executive compensation to Company performance, through grants of stock options under the Company's 1992 Stock Option Plan. During 2001, the Company granted Mr. Aldrich an option to purchase 20,000 shares for his services as a director. Although the grant provides Mr. Aldrich an additional incentive to improve the performance of the Company and the performance of its common stock in the market, because of his substantial option holdings, the Committee did not believe that additional large grants were warranted in 2001.

         The Compensation Committee believes that the objectives of the Company's compensation policy in providing fixed compensation to management adequate to avoid attrition and providing variable compensation in amounts and forms that encourage generation of value for shareholders were achieved during 2001.

                                        By: The Compensation Committee


                                        Richard F. McNamara
                                        Steven M. Quist
                                        James L. Reissner

                                PERFORMANCE GRAPH

         The Company's common stock is quoted on The Nasdaq National Market. The following graph shows changes during the period from December 31, 1997, to December 29, 2001, in the value of $100 invested in: (1) the Nasdaq National Market Index (US); (2) Nasdaq Non-Financial Stocks Index and (3) the Company's common stock. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.


                              [PLOT POINTS CHART]

------------------------------- ------------ ------------ ------------ ------------ ------------
                                  12/31/97     12/31/98     12/31/99     12/29/00     12/31/01
------------------------------- ------------ ------------ ------------ ------------ ------------
Nasdaq National Market Index       $100.00     $141.00       $261.98      $157.57     $125.04
------------------------------- ------------ ------------ ------------ ------------ ------------
Nasdaq Non-Financial Stocks        $100.00     $146.79       $287.73      $167.72     $128.18
------------------------------- ------------ ------------ ------------ ------------ ------------
Rimage Corporation                 $100.00     $278.60       $356.86      $288.63     $271.57
------------------------------- ------------ ------------ ------------ ------------ ------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 8, 2002, the number of shares of Common Stock beneficially owned by (i) each person who is the beneficial owner of more than five percent of the outstanding shares of the Company's common stock, (ii) each executive officer of the Company named in the Summary Compensation Table herein, (iii) each director, and (iv) all executive officers and directors as a group.

                                                      Number of Shares      Percent of
           Name and Address of Beneficial Owner    Beneficially Owned (1)   Outstanding
           ------------------------------------    ----------------------   -----------
         Richard F. McNamara (2)(3)..............         1,141,759            12.9%
         7808 Creekridge Circle
         Minneapolis, MN 55439

         Kern Capital Management LLC (4).........         1,292,100            14.9%
         114 West 46th Street, Suite 1926
         New York, NY 10036

         Ronald R. Fletcher (3)(5)...............           380,932             4.3%

         Bernard P. Aldrich (3)(6)(7)............           493,452             5.5%

         David J. Suden (3)(7)(8)................           167,626             1.9%

         James L. Reissner(3)....................           197,154             2.2%

         Steven M. Quist(3)......................            20,000                *

         Thomas F. Madison(3)....................             5,000                *

         Kenneth J. Klinck(7)....................           178,352             2.0%

         Robert M. Wolf (7)......................            29,501                *

         All executive officers and
         directors as a group (8 persons)........         3,905,876             4.1%

----------------------
           *   Less than one percent
          (1) Includes shares which could be purchased within 60 days upon the exercise of the following stock options: Mr. Fletcher, 245,750 shares; Mr. McNamara, 157,084 shares; Mr. Aldrich, 223,126 shares; Mr. Suden, 78,126 shares; Mr. Reissner, 157,084; Mr. Quist, 20,000 shares; Mr. Madison, 5,000; Mr. Klinck, 81,251; Mr. Wolf, 21,821 shares and all directors and executive officers as a group, 989,242 shares.
          (2) Includes 117,250 shares held by a charitable foundation for which Mr. McNamara serves as trustee and for which he disclaims beneficial ownership; also includes 1,000 shares owned jointly with spouse.
          (3) Serves as a director of the Company and has been nominated for re-election.
          (4)  Based on Amendment No. 2 to Schedule 13G filed February 14, 2002.
          (5)  Includes 2,500 shares held by a minor child.
          (6)  Includes 450 shares held as custodian for minor children.
          (7)  Serves as an executive officer of the Company.
          (8)  Includes 89,500 shares owned jointly with spouse.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under federal securities laws, the Company's directors and officers, and any beneficial owner of more than 10% of a class of equity securities of the Company, are required to report their ownership of the Company's equity securities and any changes in such ownership to the Securities and Exchange Commission (the "Commission") and the securities exchange on which the equity securities are registered. Specific due dates for these reports have been established by the Commission, and the Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during the fiscal year ended December 31, 2001.

         Based upon information provided by officers and directors of the Company, the Company believes that all officers, directors and 10% shareholders filed all reports on a timely basis in the 2001 fiscal year.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         The Audit Committee of Rimage Corporation presently consists of three directors: Steven Quist, James Reissner and Thomas Madison. Although Mr. Reissner has been paid for consulting with the Company, the Board of Directors does not believe his consulting interferes with his independence and has concluded that all members of the Audit Committee are independent directors for Nasdaq listing purposes.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS

         The Audit Committee operates under a written charter adopted by the Board of Directors on May 10, 2000. In accordance with such Charter, the Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with KPMG LLP, the Company's independent accountants, the matters required to be discussed by SAS No. 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with KPMG LLP their independence from the Company.

REVIEW WITH MANAGEMENT

         Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                        BY: THE AUDIT COMMITTEE

                                        Mr. Steven M. Quist
                                        Mr. James L. Reissner
                                        Mr. Thomas Madison


                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Company has selected KPMG LLP as its independent auditors for its fiscal year ending December 31, 2002. Representatives of KPMG LLP, which has served as the Company's independent auditors since 1989, are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

         Fees billed or expected to be billed to the Company by KPMG LLP for the audit of the Company's consolidated annual financial statements for the year ended December 31, 2001 and for reviews of those consolidated financial statements included in the Company's quarterly reports on Form 10-Q totaled $111,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed or expected to be billed to the Company by KPMG LLP for services provided during the Company's 2001 fiscal year for Financial Information Systems Design and Implementation.

ALL OTHER FEES

         Fees billed or expected to be billed to the Company by KPMG LLP for services provided during the Company's 2001 fiscal year for all other non-audit services rendered to the Company totaled $73,000 which consisted solely of tax related services.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's Proxy Statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by action of the Company in accordance with the proxy rules. In order for a shareholder proposal to be considered for inclusion in the Proxy Statement for the 2003 Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company in writing at its corporate offices, 7725 Washington Avenue South, Minneapolis, MN 55439 no later than December 23, 2002.

         Pursuant to the Company's Bylaws, in order for any other proposal to be properly brought before the next annual meeting by a shareholder, including a nominee for director to be considered at such annual meeting, the shareholder must give written notice of such shareholder's intent to bring a matter before the annual meeting, or nominate the director, no later than March 6, 2003. Each such notice must set forth certain information with respect to the shareholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's Bylaws. If the Company receives notice of a shareholder proposal after March 6, 2003, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors for the Company's 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.


                                 OTHER BUSINESS

         At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.


                                        By Order of the Board of Directors



                                        Bernard P. Aldrich
                                        President and Chief Executive Officer

Minneapolis, Minnesota
April 20, 2002

                               RIMAGE CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                              TUESDAY, MAY 21, 2002
                                    3:30 P.M.

                         MINNEAPOLIS MARRIOTT SOUTHWEST
                                5801 OPUS PARKWAY
                              MINNETONKA, MN 55343







RIMAGE CORPORATION
7725 WASHINGTON AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55439                                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Bernard P. Aldrich and David J. Suden and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Rimage Corporation, to be held on May 21, 2002, and at all adjournments thereof, as specified on the reverse side on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting.










             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                         -----------------------
                                                          COMPANY #
                                                          CONTROL #
                                                         -----------------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

* Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on May 20, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*  Follow the simple instructions the voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Rimage Corporation, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.









            IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

                       [ARROW] PLEASE DETACH HERE [ARROW]




            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.  Election of directors:   01 Bernard P. Aldrich    05 Steven M. Quist      [ ] Vote FOR         [ ] Vote WITHHELD
                             02 Ronald R. Fletcher    06 James L. Reissner        all nominees         from all nominees
                             03 Thomas F. Madison     07 David J. Suden           (except as marked)
                             04 Richard F. McNamara

                                                                              ___________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,      |                                           |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)     |___________________________________________|

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTORS NAMED IN PROPOSAL 1.

Address Change? Mark Box  [ ]
Indicate changes below:                                                           Date __________________________________


                                                                              ___________________________________________
                                                                             |                                           |
                                                                             |                                           |
                                                                             |___________________________________________|

                                                                             Signature(s) in Box
                                                                             When shares are held by joint tenants, both
                                                                             should sign. When signing as attorney,
                                                                             executor, administrator, trustee or guardian,
                                                                             please give full title as such. If a
                                                                             corporation, please sign in full corporate
                                                                             name by President or other authorized
                                                                             officer. If a partnership, please sign in
                                                                             partnership name by authorized person.